Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA MFS Total Return Portfolio

(the “Portfolio”)

Supplement dated January 27, 2020

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

This supplement replaces the January 24, 2020 supplement to the Portfolio’s Summary Prospectus and Prospectus

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA MFS Total Return Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since
Alexander Mackey Investment Officer	December 2019
Johnathan Munko Investment Officer	December 2019
Henry Peabody Investment Officer	December 2019

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the fifth paragraph under MFS is deleted in its entirety and replaced with the following:

The SA MFS Total Return Portfolio is managed by an investment team led by Brooks A.Taylor. Additional team members include Steven R. Gorham, Alexander Mackey, Joshua P. Marston, Johnathan Munko, Henry Peabody, Robert Persons and Jonathan W. Sage. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Mackey has been employed in the investment area of MFS since 2001. Mr. Marston has been employed in the investment area of MFS since 1999. Mr. Munko has been employed in the investment area of MFS since 2010. Mr. Peabody has been employed in the investment area of MFS since 2019; prior to that, Mr. Peabody held several positions within investment management at other firms, including most recently at Eaton Vance, where he worked from 2013 to 2019. Mr. Persons has been employed in the investment area of MFS since 2000. Mr. Sage has been employed in the investment area of MFS since 2000. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Messrs. Gorham, Munko and Sage: Equity Securities Portfolio Manager; Messrs. Mackey, Peabody and Persons: Investment Grade Debt Instruments Portfolio Managers; and Mr. Marston: Debt Instruments Portfolio Manager.

Effective December 31, 2019, Nevin Chitkara is no longer a portfolio manager of the Portfolio.

Effective December 31, 2020, Brooks Taylor and Jonathan Sage will no longer be portfolio managers of the Portfolio.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-TRP1 (1/20)

Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan MFS Core Bond Portfolio

SA MFS Total Return Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 27, 2020

to the Portfolios Statement of Additional Information (“SAI”)

dated May 1, 2019, as supplemented and amended to date

Effective immediately, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to Massachusetts Financial Services Company (“MFS”), the following information is added:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of December 31, 2019)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
MFS	Mackey, Alexander	15	$30,270	4	$2,260	4	$199
	Munko, Johnathan	3	$10,835	0	$0	0	$0
	Peabody, Henry	11	$20,574	7	$3,389	6	$1,061

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP12 (1/20)